UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2025

TSCAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40603	82-5282075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 857 399-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, par value $0.0001 per share	TCRX	The Nasdaq Global Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Appointment of Certain Officers.

On August 14, 2025, the Board of Directors (the “Board”) of TScan Therapeutics, Inc. (the “Company”) appointed Leiden Dworak, Vice President, Finance of the Company, as the Company’s Principal Accounting Officer, effective August 14, 2025. Upon the effectiveness of such appointment, Jason A. Amello ceased to serve as the Company’s Principal Accounting Officer, but Mr. Amello continues to serve as the Company’s Chief Financial Officer and Principal Financial Officer.

Mr. Dworak, age 41, has served as Vice President, Finance of the Company since April 2022. He previously served as the Principal Accounting Officer of the Company from July 2023 to January 2024. He has 17 years of experience in financial infrastructure implementation for clinical and manufacturing operations in the biotechnology and life sciences industries. Prior to joining the Company, Mr. Dworak was the Vice President, Head of Financial Planning and Analysis and Business Operations at AVROBIO, Inc., where he implemented a financial infrastructure and developed processes to enable the annual operating plan, strategic plan, and financial reporting. Before joining AVROBIO, Mr. Dworak was a Director of Financial Planning and Analysis at Moderna, Inc., where he was a key strategic business partner across multiple therapeutic areas and the finance lead for global vaccines business development. Prior to that, Mr. Dworak held positions of increasing responsibility for various biotech and pharmaceutical companies including Merrimack Pharmaceuticals, Inc., SeraCare Life Sciences Inc. (now LGC Clinical Diagnostics, Inc.), and Boston Scientific Corporation. Mr. Dworak has an MBA from Indiana University, Bloomington, Indiana.

There are no family relationships between Mr. Dworak and any other director, executive officer or nominees thereof of the Company. There are no related party transactions between the Company and Mr. Dworak that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TScan Therapeutics, Inc.

Date: August 20, 2025	By:	/s/ Gavin MacBeath
Gavin MacBeath
Chief Executive Officer